                                                                   EXHIBIT 10.32
(215) 851-8126
                                 March 7, 1996



Summagraphics Corporation
60 Silvermine Road
Seymour, CT 06483

          RE: Lease Agreement dated May 28, 1992
              between QRS 10-12(TX), Inc. and ORS
              11-5(TX), Inc., as Landlord, and
              Summagraphics Corporation, as Tenant,
              as Modified by Letter Agreements dated
              March 16, 1993, August 27, 1993 and
              April 12, 1995
              --------------------------------------

Gentlemen:

        Reference is hereby made to the above-referenced lease (the "Lease"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Lease (including all exhibits thereto).

        Effective as of December 1, 1995, the Lease is hereby amended as follows:

        1. Paragraph 1 of Exhibit D to the Lease is amended by adding the following paragraphs thereto:

        "The monthly installments of Basic Rent due and payable for each month from and including December, 1995 to and including September, 1996 shall be reduced by $10,000 and shall equal $62,643.50 for each such month. Tenant acknowledges it has not paid Basic Rent for the months of August and September 1995 due and payable on the Basic Rent Payment Dates of August 1, 1995 and September 1, 1995. Tenant agrees to pay Landlord in respect of Basic Rent due for August and September 1995 for such Basic Rent Payment Dates an amount equal to $50,521, payable as follows: (I) one-half on January 1, 1996 and (II) one-half on February 1, 1996."

        "Tenant acknowledges that failure by it to pay to full amount of Basic Rent (as adjusted by the preceding paragraph) due on any Basic Rent Payment Date or as otherwise set forth in the preceding paragraph hereof shall void such preceding paragraph and Tenant shall thereafter be liable to Landlord for (a) Basic Rent for the period of December, 1995 to and including September, 1996

Summagraphics Corporation
March 7, 1996
Page 2

(including those months, if any, in which Tenant has paid the Basic Rent, as adjusted by the preceding paragraph); and (b) Basic Rent for the Basic Rent Payment Dates of August 1, 1995 and September 1, 1995, in each case in the amount that such Basic Rent would have been payable had the Lease not been modified by the preceding paragraph and in each case to the extent such amounts have not been paid to Landlord by Tenant."

        2. Tenant agrees to issue to Landlord, upon execution of this Amendment by Tenant, a Warrant to Purchase Shares of Common Stock in the form of Exhibit A hereto (the "Warrant"). Tenant agrees that a breach by it of the terms of the Warrant shall constitute an Event of Default under the Lease.

        3. Tenant agrees to pay all of Landlord's attorneys' fees and costs in preparing this letter agreement and Warrant and reviewing and preparing any modification of the loan documents. Tenant also agrees to pay all fees and costs of the Landlord's attorneys in effecting the above-described amendment.

        4. Assuming payment by Tenant of all amounts required to be paid to Landlord pursuant to paragraph 1 hereof on the dates and in the amounts as such payments are due, Landlord waives any default under the Lease due to the failure of Tenant to pay the Basic Rent on the Basic Rent Payment Dates of August 1, 1995 and September 1, 1995.

        5. Section C. (i) of Exhibit E to the Lease is deleted in its entirety and replaced with amended text as follows:

                (i) Minimum Tangible Networth. Permit Consolidated Tangible Net
                    -------------------------
Worth to be less than the amount set forth below at the end of any fiscal quarter during the indicated period:


                from 9/1/95 to 5/31/97               $1,000,000
                from 6/1/97 to 5/31/98               $3,000,000
                from 6/1/98 to 5/31/99               $4,500,000
                from 6/1/99 to 5/31/2000             $6,000,000
                from 6/1/2000 and thereafter         $7,500,000


        6. Section C. (x) of Exhibit E to the Lease is deleted in its entirety and replaced with amended text as follows:

        (x) Indebtedness Ratio.  Permit the ratio of Fund Indebtedness (as
            ------------------
hereinafter defined) to Total Capitalization (as hereinafter defined) to be less than the ratio set forth below during the indicated period:


                from 9/01/95 to 9/30/97              1.0:1
                from 10/1/97 to 5/31/98              .65:1
                from 6/1/99 and thereafter           .55:1


Summagraphics Corporation
March 7, 1996
Page 3


As used herein, "Funded Indebtedness" shall mean (a) all obligations of the Tenant or its consolidated Subsidiaries for or on account of borrowed money, whether or not classified as current or long-term obligations in accordance with GAAP, less any Indebtedness represented by debt instruments ("Convertible Debt") issued by the Tenant which are convertible to shares of common stock of the Tenant, plus (b) all capitalized lease obligations of the Tenant or its consolidated Subsidiaries. As used herein, "Total Capitalization" shall mean the sum of (a) Consolidated Tangible Net Worth, plus (b) Funded Indebtedness, plus (c) Convertible Debt.

        7. Section C. (xi) of Exhibit E to the Lease is deleted in its entirety and replaced with amended text as follows:

            (xi)  Current Ratio.  Permit the ratio of (a) current assets of
                  -------------
the Tenant and its consolidated Subsidiaries determined on the consolidated basis in accordance with GAAP, to (b) the current liabilities of the Tenant and its consolidated Subsidiaries determined on the consolidated basis in accordance with GAAP to be less than 1.0:1 prior to and 9/30/96 and less than 1.25:1 thereafter.

        8. Section C. (ix) of Exhibit E of the Lease is deleted in its entirety and replaced with amended text as follows:

            (xi)  Fixed Charge Coverage.  Permit the Fixed Charge Ratio at the
                  ---------------------
end of any fiscal year to be less than the ratio set forth below at end of the fiscal year indicated:

            5/31/96               .85:1
            5/31/97              1.25:1
            thereafter           1.50:1

        Except as amended hereby, the Lease shall remain in full force and effect.

Summagraphics Corporation
March 7, 1996
Page 4

        This letter agreement shall not be effective unless and until Creditanstalt-BankVerein has consented to the Landlord's execution of this letter agreement.

                                                   Very truly yours,


                                                   QRS 10-12(TX), INC.

                                                   By: /s/ GORDON J. WHITING
                                                       ---------------------
                                                       Gordon J. Whiting
                                                       Vice President


                                                   QRS 11-5(TX), INC.

                                                   By: /s/ GORDON J. WHITING
                                                       ----------------------
                                                       Gordon J. Whiting
                                                       Vice President


Accepted and agreed to:

SUMMAGRAPHICS CORPORATION


By: /s/ CLIFFORD MAXWELL
    ----------------------
    Clifford Maxwell                  CONSENT
    Assistant Treasurer               -------
    Summagraphics Corp.

        The undersigned, as the holder of loan documents executed by Landlord to the undersigned evidencing or securing a loan in the original principal face amount of $3,700,000, consents to Landlord's execution of the foregoing letter agreement.

                                      CREDITANSTALT-BANKVEREIN


                                      By:  Illegible Signature
                                         ----------------------
                                      Title
                                            -------------------